PIMCO Funds

Supplement Dated November 12, 2010 (as revised November 19, 2010) to the Prospectuses (the “Prospectuses”)

and Statement of Additional Information (the “SAI”) for:

Bond Funds - Class A, Class B, Class C and Class R (dated July 31, 2010); Bond Funds - Institutional Class, Class M, Class P, Administrative Class and Class D (dated July 31, 2010); Strategic Markets Funds - Class A, Class B, Class C and Class R (dated July 31, 2010); Strategic Markets Funds - Institutional Class, Class P, Administrative Class and Class D (dated July 31, 2010); PIMCO High Yield Spectrum Fund - Class A, Class C and Class R (dated August 30, 2010); PIMCO High Yield Spectrum Fund - Institutional Class, Class P, Administrative Class and Class D (dated August 30, 2010); and PIMCO CommoditiesPLUSTM Short Strategy Fund - Class A and Class C (dated September 17, 2010), each as supplemented and revised from time to time

Disclosure Related to Modification of Certain Exchange and Other Arrangements

The Boards of Trustees of PIMCO Funds and PIMCO Equity Series (collectively, the “PIMCO Funds”) have approved the modification of certain shareholder arrangements that involve certain affiliated funds, including Allianz Funds and Allianz Funds Multi-Strategy Trust (collectively, the “Allianz Funds”).

As relating to orders for purchase, redemption or exchange transactions, each effective date as used herein refers to the date of Net Asset Value determination applicable to such order (generally, the date on which such order is processed pursuant to the PIMCO Funds’ trade processing procedures), regardless of the date that such order is transmitted by a shareholder to a broker or other financial intermediary.

Please refer to the Prospectuses and SAI for additional detail on the exchange and other arrangements discussed in this Supplement.

Exchanges (All Classes)

Effective April 11, 2011, PIMCO Funds shares will no longer be permitted to be exchanged for Allianz Funds shares. Therefore, as of April 11, 2011, all statements in the Prospectuses relating to the Allianz Funds being available to PIMCO Funds shareholders for exchange are deleted. On and after April 11, 2011, where PIMCO Funds shareholders purchase Allianz Funds shares with proceeds from the redemption of PIMCO Funds shares, such transactions will not be treated as exchanges eligible for sales charge waivers or other arrangements associated with exchanges. In addition, the redeemed shares will be subject to any applicable contingent deferred sales charges (“CDSCs”), and the purchased shares will be subject to the full length of any CDSC holding period applicable to newly-purchased shares.

Sales Charge Waivers, Reductions (Class A Shares Only)

Effective April 11, 2011, the Allianz Funds are deleted from the definition of “Eligible Funds” in the Prospectuses. Therefore, as described below with respect to various existing arrangements described in the Prospectuses and SAI, the calculation of certain sales charge waivers or reductions that currently include purchases, intended purchases or holdings of both Allianz Funds and PIMCO Funds will be modified to delete Allianz Funds with the effectiveness noted below for each such arrangement.

Combined Purchases

Effective April 11, 2011, a PIMCO Funds shareholder who qualifies as a Qualifying Investor (as that term is defined in the Prospectuses) will no longer be permitted to combine concurrent purchases of Class A shares of one or more Allianz Funds with purchases of one or more PIMCO Funds for purposes of qualifying for a sales charge waiver or reduction. Rather, effective April 11, 2011, shareholders will only be permitted to combine concurrent purchases of Class A shares of one or more PIMCO Funds for purposes of qualifying for a sales charge waiver or reduction.

Letters of Intent

Effective for Letters of Intent received on and after April 11, 2011, Letters of Intent, through which investors in the PIMCO Funds may qualify for a sales charge waiver or reduction based on express written intent of future share purchases, will no longer be permitted to include intended purchases of Allianz Funds shares.

Reinstatement

Effective April 11, 2011, in cases where any proceeds from redemptions of Class A shares of a PIMCO Fund are reinvested into Class A shares of an Allianz Fund, the Allianz Funds purchase will be subject to any applicable sales charge. Redeemed PIMCO Funds shares that are otherwise eligible for reinstatement will continue to be eligible for reinstatement into an Allianz Fund without a sales charge until the earlier of (i) the 120th day following redemption or (ii) the business day immediately prior to April 11, 2011.

Cumulative Quantity Discount (Right of Accumulation)

Effective April 11, 2011, holdings of Allianz Funds shares will not be eligible for aggregation with holdings of PIMCO Funds shares for purposes of qualifying for a cumulative quantity discount (right of accumulation) sales charge waiver or reduction on purchases of PIMCO Funds shares. Rather, effective April 11, 2011, shareholders will only be permitted to aggregate holdings of Class A shares of one or more PIMCO Funds for purposes of qualifying for a cumulative quantity (right of accumulation) sales charge waiver or reduction.

Dividend Reinvestment

Effective April 11, 2011, PIMCO Funds shareholders will no longer be permitted to elect to have their PIMCO Funds distributions automatically reinvested in shares of the same class of any Allianz Fund. As of that date, all references to the Allianz Funds with respect to Dividend Reinvestments in the Prospectuses are deleted.

PIMCO Funds shareholders may continue to elect to have distributions invested in the same class of another PIMCO Fund. PIMCO Funds shareholders who currently have elected to have PIMCO Funds distributions reinvested in shares of an Allianz Fund are encouraged to contact PIMCO Funds, or the financial intermediary through which they invest, to select another option prior to April 11, 2011. Any PIMCO Funds shareholder who has elected to reinvest distributions in an Allianz Fund and does not select another option prior to April 11, 2011 will have future distributions reinvested into additional shares of the same class of the PIMCO Fund issuing the distributions, unless and until the PIMCO Funds are informed otherwise by the shareholder or the shareholder’s financial intermediary.

Minimum Account Size Requirement (Class A, B, C, D and R Shares Only)

Effective April 11, 2011, a shareholder’s Class A, B, C, D or R account with Allianz Funds will not be aggregated with the shareholder’s account with the PIMCO Funds for purposes of qualifying for an exception to the PIMCO Funds Minimum Account Size requirement. As of that date, all references to the Allianz Funds with respect to the Minimum Account Size requirement in the Prospectuses are deleted.

Statement of Additional Information

Effective April 11, 2011, corresponding changes are hereby made to the SAI.

Investors Should Retain This Supplement for Future Reference

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